UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 26, 2020

Central Index Key Number of the issuing entity: 0001664682

Morgan Stanley Capital I Trust 2016-UBS9

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541886

UBS Real Estate Securities Inc.

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

(Exact Names of the Sponsors as Specified in their Charters)

New York	333-206582-01	38-3991339 38-3991340 38-7145096
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Section 8 – Other Events

Item 8.01 – Other Events.

Effective as of August 26, 2020, C-III Asset Management LLC, a Delaware limited liability company ("C-III AM") assigned substantially all of its assets to Greystone Servicing Company LLC, a Delaware limited liability company (“Greystone Servicing”). As a result, Greystone Servicing will act as special servicer for the Princeton Pike Corporate Center mortgage loan and related pari passu and/or subordinate promissory notes (the “Princeton Pike Corporate Center Non-Serviced Loan Combination”), which are serviced under the pooling and servicing agreement for the Morgan Stanley Bank of America Merrill Lynch Trust 2016-C28 securitization (the “MSBAM 2016-C28 PSA”). Greystone Servicing, as the successor to C-III AM as special servicer under the MSBAM 2016-C28 PSA, has assumed all of the duties, responsibilities and liabilities of the special servicer under the MSBAM 2016-C28 PSA. As special servicer for the Princeton Pike Corporate Center Non-Serviced Loan Combination, Greystone Servicing will be responsible for the servicing and administration of the Princeton Pike Corporate Center Non-Serviced Loan Combination if it becomes specially serviced (and the servicing and administration of any related REO property) and processing and performing certain reviews of material actions with respect to the Princeton Pike Corporate Center Non-Serviced Loan Combination when it is not specially serviced.  The servicing of the Princeton Pike Corporate Center Non-Serviced Loan Combination will continue to be governed by the MSBAM 2016-C28 PSA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

By:	/s/ Jane Lam
Name:	Jane Lam
Title:	President

Dated: August 26, 2020

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